Exhibit 99.2
TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Consolidated unaudited statement of operations
Nine months ended September 30, 2007 and 2006
In Canadian dollars

	Nine months	Nine Months
	Ended	Ended
	Sept 30,	Sept. 30,
	2007	2006
	$	$
Revenue
Licences	171,066	344,613
Maintenance	121,096	63,541
Service	10,453	36,061

	302,615	444,215

Cost of sales	29,758	55,617

	272,857	388,598

Expenses
Research and development, net (Note 4)	921,387	1,388,322
Selling, general and administrative	2,712,022	3,215,130
Financial (Note 10)	2,275,713	1,497,158
Amortization — capital assets	159,156	166,176

	6,068,278	6,266,786

Operating loss	(5,795,421)	(5,878,188)

Interest income	35,907	89,936

Net loss	(5,759,514)	(5,788,252)

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Consolidated unaudited statement of deficit
In Canadian dollars

	Nine Months ended	Year Ended
	September 30, 2007	Dec. 31, 2006
	$	$
Balance, beginning of year	(25,861,487)	(18,266,067)
Net loss	(5,759,514)	(7,595,420)

Balance, end of year	(31,621,001)	(25,861,487)

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Consolidated unaudited balance sheet
as at September 30, 2007
In Canadian dollars

	September 30, 2007	Dec. 31, 2006
	$
Assets
Current assets
Cash	389,729	152,757
Marketable securities	—	3,185,614
Accounts receivable, net	199,129	225,927
Research and development tax credits receivable (Note 4)	805,775	1,397,674
Prepaid expenses	31,552	49,120

	1,426,185	5,011,092

Capital assets, net	467,078	616,016
Deferred charges	34,439	76,608
Patents	1	1

	1,927,703	5,703,717

Liabilities
Current liabilities
Bank loan and overdraft (Note 5)	—	724,074
Shareholders credit loan (Note 8)	5,467,172	4,128,768
Accounts payable and accrued liabilities	208,042	295,314
Deferred revenue	138,852	91,443
Current portion of obligation under capital lease	42,744	42,744
Loans payable (Note 7)	137,205	27,045

	5,994,015	5,309,388

Redeemable preferred shares (Note 6)	24,841,583	23,399,582
Loans payable (Note 7)	—	110,160
Long-term portion of obligation under capital lease	17,017	49,985

	30,852,615	28,869,115

Shareholders’ deficiency
Capital stock (Note 9)	2,696,089	2,696,089
Deficit	(31,621,001)	(25,861,487)

	(28,924,912)	(23,165,398)

	1,927,703	5,703,717

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Consolidated Unaudited statement of cash flows
Nine months ended September 30, 2007
In Canadian dollars

	Nine months	Nine Months
	Ended	Ended
	Sept 30,	Sept. 30,
	2007	2006
	$	$
Operating activities
Net loss	(5,759,514)	(5,788,252)
Items not affecting cash:
Amortization	201,325	208,345
Interest accrued on redeemable preferred shares	1,442,001	1,299,977
Interest accrued on Shareholder’s Credit Loan	688,404	—

	(3,427,784)	(4,279,930)

Decrease (increase) in accounts receivable	26,798	(127,357)
Decrease in research and development tax credits receivable	591,899	512,119
Decrease (increase) in prepaid expenses	17,568	(39,909)
Increase (decrease) in other current liabilities	(39,863)	69,503

Cash used in operating activities	(2,831,382)	(3,865,574)

Investing activities
Proceeds from disposal of marketable securities	3,185,614	2,826,523
Acquisition of capital assets	(10,218)	(66,776)

Cash (used in) provided by investing activities	3,175,396	2,759,747

Financing activities
Issuance of bank loan	495,000	1,829,930
Repayment of bank loan	(1,219,074)	(720,000)
Issuance of Shareholders Credit Loan	650,000	—
Repayment of obligations under capital lease	(32,968)	(15,090)

Cash provided by financing activities	(107,042)	1,094,840

Increase (decrease) in cash	236,972	(10,987)
Cash, beginning of year	152,757	435,840

Cash, end of year	389,729	424,853

See Note 11 for supplementary cash flow information.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
1.	Going concern

The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of operations. Several adverse conditions and events cast substantial doubt upon the validity of this assumption. The Company has incurred significant losses during 2007, 2006, 2005 and prior periods and has incurred significant costs related to developing its general and administrative infrastructure, developing technology, recruiting personnel and establishing a market for the Company’s products and services. The Company has funded such costs with investment capital and related party debt. As of September 30, 2007, the Company has net current liabilities of $4,567,830 and a shareholders’ deficiency of $28,924,912. In addition, the Company’s bank loan is subject to various financial covenants which, at September 30, 2007, were not respected.

These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amount and classification of liabilities and the reported revenue and expenses that would be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon, amongst other things, the attainment of a satisfactory sales level, attaining profitable operations, its ability to generate sufficient cash from operations in the future and the continued financial support of its shareholders and creditors. These matters are dependent on a number of items outside the Company’s control and there is significant uncertainty about the Company’s ability to successfully conclude on these matters. As such, the realization of assets and discharge of liabilities in the ordinary course of business is subject to significant uncertainty.

Management’s plans with respect to addressing the going concern uncertainty include the following:
1.	Restructure the operations in order to reduce the Company’s operating cash requirements;

2.	Renew existing bank loans and seek additional financing to contribute to the funding of its expansion projects; and

3.	Continue financial support of certain shareholders.
Management believes that with the above plans and continued financial support of its creditors and shareholders, the Company will be able to continue to operate as a going concern. There can, however, be no assurance that the plans described above will result in sufficient funds being generated.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
2.	Description of the business

Timespring Software Corporation (the “Company”) is incorporated under the Canada Business Corporations Act and is engaged in providing High Data Availability and Disaster Recovery solutions.

3.	Summary of significant accounting policies

Financial statement presentation

The accompanying consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles (“GAAP”) assuming the Company is a going concern (see Note 1). They include the accounts of the Company and its wholly-owned subsidiary. All intercompany transactions and balances have been eliminated upon consolidation.

The interim consolidated financial statements for the nine months ended September 30, 2007 and 2006 are unaudited and include all adjustments that management of Timespring Software Corporation (the “Company”) considers necessary for a fair presentation of the financial position, results of operations and cash flows.

The disclosures provided for these interim periods do not conform in all respects to the requirements of Canadian generally accepted accounting principles (“GAAP”) for the annual consolidated financial statements; therefore, the interim consolidated financial statements should be read in conjunction with the annual consolidated financial statements of the Company for the years ended December 31, 2006 and 2005, respectively. These interim consolidated financial statements have been prepared using the same accounting policies and methods of their application as the annual consolidated financial statements for the years ended December 31, 2006 and 2005, respectively. The results for the nine months ended September 30, 2007 are not necessarily indicative of the results to be expected for any subsequent period or for the fiscal year ended December 31, 2007.

Future accounting changes

In April 2005, the Canadian Institute of Chartered Accountants (“CICA”) issued Section 1530, Comprehensive Income; Section 3251, Equity; Section 3855, Financial Instruments — Recognition and Measurement; and Section 3865, Hedges. All these Sections will be applicable to financial statements relating to fiscal years beginning on or after October 1, 2007. Accordingly, the Company will adopt the new standards for its fiscal year beginning January 1, 2008. These standards provide guidance on: the recognition, measurement, classification and presentation of financial assets and liabilities including financial and non-financial derivative instruments and embedded derivatives; reporting items in other comprehensive income; hedge accounting criteria and methodologies and presentation of equity.

In December 2006, the CICA issues Section 3862, Financial Instruments - Disclosures; Section 3863, Financial Instruments - Presentation; and Section 1535, Capital Disclosures. All three Sections will be applicable to financial statements relating to fiscal years beginning on or after October 1, 2007. Accordingly, the Company will adopt the new standards for its fiscal year beginning January 1, 2008. Section 3862 on financial instruments disclosures, requires the disclosure of information about a) the significance of financial instruments, for the entity’s financial position and performance and b) the nature and extent of risks arising from financial instruments to which the entity is exposed during the period and at the balance sheet date, and ho the entity manages those risks. Section 3863 on the presentation of financial instruments establishes standards for the presentation of financial instruments and non-financial derivatives. Section 1535 on capital disclosures requires the disclosure of information about an entity’s objectives, policies and processes for managing capital.

The Company does not expect that the adoption of these new Sections will have a material impact on its financial statements.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
4.	Research and development tax credits receivable

Research and development expenses have been reduced by investment tax credits of $939,179 as of September 30, 2007 ($919,164 as of September 30, 2006). The amounts recorded by the Company are subject to review and approval by the tax authorities and the amounts granted may differ from those accounted for by the Company. Should such a difference arise resulting from assessment by the tax authorities, the amount would be recorded in earnings in the year of the assessment.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
5.	Bank loan

The Company has a credit facility with maximum borrowings of $1,250,000, due on demand, to finance up to 75% of refundable research and development tax credits, bearing interest at a Canadian chartered bank’s prime rate plus 1.75% per annum payable monthly. As at September 30, 2007, the facility was not utilized, and as at December 31, 2006, $625,000 was unused. The facility is secured by a $1,500,000 movable hypothec, which provides for a charge on the Company’s present and future assets, including intellectual property, and by a certificate of guarantee from Garantie Québec as described below. The credit facility was renewed August 23, 2007 for an amount of $873,000.

The credit facility is subject to various financial covenants of which, at September 30, 2007, the Company was not in compliance with. As a result, the availability of the credit facility is limited.

Garantie Québec has provided a guarantee of 80% of the bank loan to a maximum of $1,000,000. The guarantee expires on June 30, 2008. The agreement contains various covenants that require the Company to maintain certain financial ratios as defined by Garantie Québec. As at September 30, 2007, the Company was not in compliance with these covenants.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
6.	Redeemable preferred shares

In accordance with the accounting recommendations of Section 3860 of the Canadian Institute of Chartered Accountants’ Handbook, “Financial Instruments”, the preferred shares have been presented in these financial statements based on their substance. Although their legal form is that of share capital, in substance these shares are liabilities because they provide for redemption, at the option of the holder, for a fixed amount.

The holders of preferred shares have the option to require the Company to redeem all or part of the preferred shares at any time on or after December 17, 2009 for a consideration equal to the issue price paid for such shares, plus declared, accrued and unpaid dividends, plus an amount equal to 8% of the issue price for such preferred shares per annum on a compounded basis calculated from the original issue date. The increase in the preferred share redemption value has been included in the financial expenses for the year.

Should the Company not pay the redemption amount within 120 days after the demand for redemption, the Company is obligated to pay an additional 20% per annum from the date of issuance of the shares.

September 30, 2007
$
6,900,261 Class A preferred shares	20,000,000
Increase in redemption value	4,841,583

24,841,583

See Note 9 for additional characteristics of the preferred shares.

On March 31, 2006, the Company consolidated its shares on a 42-to-1 basis. All share information is presented as if the share consolidation took place on January 1, 2006.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
7.	Loans payable

The loans payable include an amount of $110,160 from a beneficial shareholder of the Company, which bears interest at a Canadian chartered bank’s prime rate plus 1% and is subrogated in favour of the Company’s bank, carrying a maximum term of five years to June 30, 2008 with any prior repayments to be made out of “First Available Funds”, which has been defined as the funds generated from the revenue of the Company available for the payment of its indebtedness after operating expenses, capital expenditures, debt service and taxes.

The balance of the loans payable, in the amount of $27,045, is due to a former employee, is non-interest bearing and without specific terms of repayment.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
8.	Shareholders credit loan

The loan is due on demand, upon the agreement of the majority of the lenders, bears interest at 20% per annum compounded monthly and is secured by a movable hypothec covering the universality of the Company’s assets. The loan is also convertible into Class A preferred shares at $2.89842 per share at the option of the lenders at any time. Upon agreement of the majority of the lenders, all of the outstanding loans will be converted at the then applicable loan conversion price.

On July 18, 2007, the Company entered into an amendment to the shareholder credit loan for an additional $650,000 and subject to the same conditions as the original loan.

9.	Capital stock

On March 31, 2006, the Company consolidated is shares on a 42-to-1 basis. All share information is presented as if the share consolidation took place on January 1, 2006.

Authorized
The following authorized classes of shares are unlimited in number and without par value:
a)	Class A preferred shares
Voting, providing for a non-cumulative dividend to be determined at the discretion of the directors, convertible into common shares based on a formula, see Note 10.
b)	Common shares
Voting and providing for a non-cumulative dividend to be determined by the directors

September 30, 2007
$
Issued and fully paid 1,794,902 common shares	2,696,089

The Class A preferred shares are recorded as long-term debt as described in Note 6.

Stock-based compensation plan

The Company adopted a stock option plan for officers, directors, key employees and service providers of the Company. Options granted under this plan generally expire ten years after the date of the grant and vest over a period of four years. The plan provides that a maximum of 1,393,774 common shares may be optioned under the stock option plan.

Stock-based compensation plan (continued)

There were no options granted during the nine months ended September 30, 2007. The fair value of the stock options granted during the nine months ended September 30, 2006 had nominal value determined using the Black-Scholes option pricing model, with the following assumptions:

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars

Nine Months
ended
Sept 30, 2006
Expected dividend yield	0.0%
Expected volatility	100.0%
Risk-free interest rate	3.98%
Weighted average expected life	10 years
The Black-Scholes option pricing model requires the input of subjective assumptions, including the changes in the subjective input assumptions that can materially affect the fair value estimate, and, therefore, the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of the Company’s share purchase options.

	2007		2006
		Weighted		Weighted
		average		average
		exercise		exercise
	Number	price	Number	price
		$		$
Options outstanding, beginning of period	1,290,831	0.84	1,257,359	0.84
Granted during the period	—	0.84	57,390	0.84
Cancelled	(732,338)	0.84	(23,918)	0.84
Exercised	—	0.84	—	0.84

	558,493	0.84	1,290,831	0.84

The Company has 558,493 options outstanding as at September 30, 2007 with a weighted average remaining life of 6.64 years, of which 443,454 were exercisable at a price of $0.84.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
10.	Financial expenses

	Nine Months ended Sept 30,
	2007	2006
	$	$
Interest and bank charges	103,139	155,012
Interest on preferred shares	1,442,001	1,299,977
Interest on Shareholders Credit Loan	688,404	—
Amortization — deferred charges	42,169	42,169

	2,275,713	1,497,158

11.	Supplementary cash flow information

	Nine Months ended Sept 30,
	2007	2006
	$	$
Cash paid for interest	58,709	49,497
Capital assets acquired through capital leases	—	54,063
12.	Related party transactions

During the nine months ended September 30, 2007 and 2006, the Company had transactions with related parties in the normal course of operations. These transactions are measured at the exchange amount, which is the amount of consideration established and agreed to by the parties.
a)	Consulting fees were charged approximately as follows:

	Nine Months ended Sept 30,
	2007	2006
	$	$
i) Beneficial shareholders and companies owned by beneficial shareholders (owning between 1 and 8%)	—	25,766
ii) Shareholders’ director	86,500	26,435
b)	Rent of approximately $99,307 for the nine months ended September 30, 2007 ($98,375 for the nine months ended September 30, 2006) was charged by a beneficial shareholder of the Company as a sublet of property at the same price the shareholder is paying to an arm’s length party.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
13.	Reconciliation of amounts reported in accordance with Canadian GAAP to United States GAAP

These consolidated financial statements are prepared in accordance with Canadian GAAP, which differ in certain material respects from United States GAAP (US GAAP). While the information is not a comprehensive summary of all differences between Canadian and US GAAP, other differences are considered unlikely to have a significant impact on the consolidated net loss, and shareholders’ deficiency of the Company.

All material differences between Canadian and US GAAP and the effect on net loss, and balance sheet amounts are presented in the following tables with an explanation of the adjustments.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
Reconciliation of consolidated net loss and comprehensive loss

	Nine Months ended Sept 30,
	2007	2006
	$	$
Net loss — Canadian GAAP	(5,759,514)	(5,788,352)
Adjustments
Increase in redemption value of Preferred shares (a)	1,442,001	1,299,977
Amortization of deferred charges (a)	42,169	42,169

Net loss — US GAAP	(4,275,344)	(4,446,206)

Statement of comprehensive loss

Comprehensive loss is the same as net loss and accordingly, a statement of comprehensive loss is not presented.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
Reconciliation of reported amounts on consolidated balance sheets

Reconciliation of material selected balance sheet accounts between Canadian and US GAAP are as follows:

	Canadian		US
	GAAP	Adjustments	GAAP
	$	$	$
As at September 30, 2007
Liabilities
Preferred shares (a)	24,841,583	(24,841,583)	—

Redeemable preferred shares (a)	—	24,560,456	24,560,456

Shareholders deficiency (a)	(28,924,912)	246,688	(28,678,224)
(a)	Convertible redeemable preferred shares

Under Canadian GAAP, the convertible redeemable preferred shares are accounted for as described in Note 6. Under US GAAP, the convertible redeemable preferred shares are accounted for in accordance with FAS 150, “Accounting for certain financial instruments with characteristics of both liabilities and equity”, and are not classified as a liability, but, instead, are presented as a category between liabilities and equity.

The redemption terms of the Preferred shares include an amount equal to 8% of the issue price per annum on a compounded basis calculated from the original issue date. Under Canadian GAAP, the increase in the preferred share redemption value has been included in the financial expenses of the year. Under US GAAP, in accordance with EITF D-98, “Classification and Measurement of Redeemable Securities”, the increase in redemption value is charged to the deficit and a corresponding amount added to the redeemable preferred shares at each balance sheet date. The amounts charged to deficit amounted to $1,442,001 and $1,299,977 during the nine months ended as of September 30, 2007 and 2006, respectively.

The terms of the convertible redeemable preferred shares were examined to determine if any of the terms created an embedded derivative and/or beneficial conversion feature. The features did not result in the recognition of any such embedded derivatives.

In addition, under Canadian GAAP, costs incurred in connection with the issuance of the preferred shares were deferred and amortized as a charge to earnings, using the straight-line method over a period of five years. Under US GAAP, such costs are recorded as a reduction of the share issuance proceeds.

(b)	Marketable securities

Under SFAS 115, Accounting for Certain Investments in Debt and Equity Securities, the Company’s investments in securities would be classified as available-for-sale securities and

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are excluded from earnings under US GAAP and reported as a net amount in accumulated other comprehensive income (loss), which is a separate component of shareholders’ equity on the balance sheet, until realized. Upon realization, comprehensive income (loss) would be adjusted to reflect the reclassification of the gains or losses into income (loss). As at December 31, 2006, the difference between the carrying value and fair value of the securities was nominal and the investments were sold during the period.

(c)	Shareholder credit loan

Under Canadian GAAP, the convertible term loan is accounted for as described in Note 13, Under US GAAP the terms and conditions of the convertible term loan were examined to determine if a beneficial conversion feature was created at the date of issuance. These terms and conditions did not result in the recognition of any such beneficial conversion feature.

(d)	Research and development

Under Canadian GAAP, investment tax credits on research and development are deducted from research and development expense. Under US GAAP, non-refundable Canadian federal investment tax credits are included in the provision for income taxes. The Company does not recognize benefits of federal investment tax credits carry forwards and, as such, no reconciling item between Canadian and US GAAP is required for the nine months ended September 30, 2007 and 2006.

(e)	Stock-based compensation

Under Canadian GAAP, the Company accounts for Stock-based compensation to employees and directors as described in Note 15. Under US GAAP, the Company had elected, as permitted, to account for stock-based compensation in accordance with Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees”, and related interpretations in accounting for employee stock options, rather than the alternative fair value accounting as allowed by Statement of Financial Accounting Standards (SFAS”) No. 123, “Accounting for Stock-Based Compensation”.

On January 1, 2006, the Company adopted SFAS 123R, “Share-Based Payment”, using the modified prospective basis approach and using the calculated value method allowed for certain non-public entities. As the Company had previously used the minimum value method under the provisions of APB No. 25, the Company is now required to adopt the provisions of SFAS 123R prospectively for any newly issued, modified or settled awards after the date of initial adoption whereby the Company recognizes a compensation expense for these options. The Company is also required to continue to provide proforma disclosure on any portion of awards outstanding at the date of initial application of the new standard. As the compensation expense was nominal, no proforma disclosure is made.

TIMESPRING SOFTWARE CORPORATION/CORPORATION DE LOGICIELS TIMESPRING
Notes to the unaudited consolidated financial statements
Nine months ended September 30, 2007
In Canadian dollars
There were no options granted for the nine months ended September 30, 2007. The fair value of the stock options granted during the nine months ended September 30, 2006 had nominal values determined using the Black-Scholes option pricing model, with the following assumptions:

Nine Months
ended
Sept 30, 2006
Expected dividend yield	0.0%
Expected volatility	100%
Risk-free interest rate	3.98%
Weighted average expected life	10 years
The weighted average fair value per option granted for all options as of September 30, 2007 and 2006 is nominal.